SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                   -------------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  April 2, 2001

                              KVH Industries, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                   0-28082                05-0420589
  (State or other jurisdic-         (Commission             (IRS Employer
    tion of incorporation)          File Number)       Identification Number)

              50 Enterprise Center, Middletown, Rhode Island 02840
               (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code   (401) 847-3327


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On April 2, 2001 and April 17, 2001, we issued and sold an aggregate of 1,230,770 shares of our common stock at a purchase price of $6.50 per share to Special Situations Fund III, L.P., Special Situations Cayman Fund, L.P., Special Situations Private Equity Fund, L.P. and Special Situations Technology Fund, L.P. pursuant to a Common Stock Purchase Agreement dated March 30, 2001. A copy of the Common Stock Purchase Agreement is attached as Exhibit 10.40 to this Current Report on Form 8-K.

         On April 17, 2001, we issued and sold an aggregate of 307,692 shares of our Common Stock at a purchase price of $6.50 per share to the State of Wisconsin Investment Board pursuant to a Common Stock Purchase Agreement dated April 16, 2001. The Common Stock Purchase Agreement is attached as Exhibit 10.41 to this Current Report on Form 8-K.

         The Common Stock Purchase Agreements described above provide, among other matters, that, in the event we sell additional shares of common stock at a price that is less than $6.50 per share (subject to certain exceptions) within ninety (90) days after the sale of the shares of common stock described above, the purchasers will be entitled to receive from us an amount in cash equal to the number of shares of common stock purchased by each purchaser multiplied by the difference between $6.50 and the sale price of the additional shares.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

    Not Applicable.

(b) Pro Forma Financial Information.

    Not Applicable.

(c) Exhibits.

     Exhibit Number   Description

     10.40Common  Stock  Purchase  Agreement  between KVH  Industries,  Inc. and
          Special Situations Fund, III, L.P., Special Situations Cayman Fund, L.P., Special Situations Private Equity Fund, L.P. and Special Situations Technology Fund, L.P. dated March 30, 2001.

     10.41Common  Stock  Purchase  Agreement  between KVH  Industries,  Inc. and
          State of Wisconsin Investment Board dated April 16, 2001.


                             SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                            KVH Industries, Inc.



                           By: /s/ Richard C. Forsyth
                             Richard C. Forsyth
                             Chief Financial Officer

Date:  April 19, 2001

                                  Exhibit Index


Exhibit Number        Description

     10.40Common  Stock  Purchase  Agreement  between KVH  Industries,  Inc. and
          Special Situations Fund, III, L.P., Special Situations Cayman Fund, L.P., Special Situations Private Equity Fund, L.P. and Special Situations Technology Fund, L.P. dated March 30, 2001.

     10.41Common  Stock  Purchase  Agreement  between KVH  Industries,  Inc. and
          State of Wisconsin Investment Board dated April 16, 2001.

                                  Exhibit 10.40


                              KVH INDUSTRIES, INC.
                         COMMON STOCK PURCHASE AGREEMENT


         This Common Stock Purchase Agreement (this "Agreement"), is made and entered into as of March 30, 2001, by and between KVH INDUSTRIES, INC., a Delaware corporation (the "Company"), and the Purchasers identified on a Schedule of Investors attached as Schedule A hereto, each of which has executed a counterpart to this Agreement (referred to herein individually as a "Purchaser" and collectively as the "Purchasers").

1.       Authorization of Sale of the Shares

         Subject to the terms and conditions of this Agreement, the Company has authorized the sale to the Purchasers of an aggregate of not more than 1,230,770 shares (the "Shares") of Common Stock, par value $0.01 per share ("Common Stock"), of the Company as follows:

(a) At the Initial Closing described below, the Company will sell a maximum of 615,385 Shares to the Purchasers designated on Schedule A as Initial Closing Purchasers in the amount set forth opposite the name of each such Purchaser on Schedule A.

(b) At the Second Closing described below, the Company will sell to the Purchasers designated on Schedule A as Second Closing Purchasers the number of Shares set forth opposite the name of such Purchasers on Schedule A.

2.       Agreement to Sell and Purchase the Shares

2.1      Purchase and Sale

         Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase, and the Company agrees to sell and issue to each Purchaser, at the Initial Closing and the Second Closing, that number of Shares set opposite such Purchaser's name on Schedule A.

2.2      Purchase Price

         The purchase price of each Share (the "Per Share Price") shall be equal to $6.50 per Share. the Company will not, for ninety (90) days after the Closing Date (as defined below) without adjusting the Per Share Price hereunder accordingly, sell (i) shares of the Common Stock at a price per share of less than the Per Share Price, or (ii) options, warrants or any other securities that can be converted into, or otherwise exchanged for, shares of the Common Stock at a conversion or exercise price per share less than the Per Share Price. In the event the Company shall, during the period ending ninety (90) days after the Closing Date, sell any shares of the Common Stock or any instruments that can be converted into or otherwise exchanged for the Common Stock (the "Subsequent Sale") exercisable at a price per share (the "Subsequent Purchase Price") of less than the Per Share Price, the purchase price per Share hereunder shall be adjusted to an amount equal to the Subsequent Purchase Price, such that the Company shall, within ten (10) business days of the Subsequent Sale, pay to each Purchaser an amount equal to the number of Shares purchased by such Purchaser times the difference between the Per Share Price and the Subsequent Purchase Price. Notwithstanding the foregoing, no such adjustment to the Per Share Price hereunder shall be made in respect of (a) the grant by the Company of any option to purchase shares of the Common Stock at a price per share equal to the fair market value per share of Common Stock as of the date of the grant of such option (collectively, "Future Options") pursuant to the Company's 1995 Employee Stock Option Plan or its 1996 Incentive and Non-qualified Stock Option Plan, (b) the sale or issuance by the Company of shares of Common Stock upon exercise of stock options outstanding on the date hereof or Future Options, or (c) the issuance of options and the sale of shares to employees pursuant to the terms of the Company's 1996 Employee Stock Purchase Plan.

3.       Delivery of the Shares at the Closing

(a) The completion of the purchases and sales of the Shares to each Purchaser (a "Closing") shall occur at the offices of Foley, Hoag & Eliot LLP, counsel to the Company, at One Post Office Square, Boston, Massachusetts. The Initial Closing shall take place at 3:00 p.m. local time on April 2, 2001, or at such other time and date as may be agreed by the Company and the Purchaser designated on Schedule A as Initial Closing Purchasers acquiring shares at the Initial Closing. The Second Closing shall take place five (5) business days following delivery to each Purchaser of the Company's Second Closing Certificate as described below.

(b) At each Closing, the Company shall authorize its transfer agent (the "Transfer Agent") to issue to each Purchaser one or more stock certificates (the "Certificates") registered in the name of the Purchaser or as the Purchaser shall specify on Appendix I hereto, and bearing an appropriate legend referring to the fact that the Shares were sold in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 under the Securities Act. The Company will deliver the Certificates to each Purchaser against delivery of payment for the Shares by such Purchaser. Prior to any Purchaser's delivery of payment for the Shares, if so requested by such Purchaser, the Company will deliver via facsimile a copy of the Certificates to be delivered to the Purchaser upon Closing to the office of the Purchaser as set forth on Schedule A hereto.

(c) The Company's obligation to complete the purchase and sale of the Shares at each Closing shall be subject to the following conditions, any one or more of which may be waived by the Company:

     (i) receipt by the Company of same-day funds in the full amount of the purchase price for the Shares being purchased by the Purchaser under this Agreement; and

(ii) the accuracy in all material respects of the representations and warranties made by the Purchaser and the fulfillment in all material respects of those undertakings of the Purchaser to be fulfilled at or before the Closing.

(d) Each Purchaser's obligations to accept delivery of the Certificates and to pay for the Shares evidenced by the Certificates at the Initial Closing shall be subject to the following conditions, any one or more of which may be waived by such Purchaser with respect to such Purchaser's obligation:

(i) the accuracy in all material respects of the representations and warranties made by the Company in this Agreement and the fulfillment in all material respects of those undertakings of the Company to be fulfilled at or before the Initial Closing;

(ii) the Company shall have delivered to each Purchaser a certificate of the Company executed by the president and the chief financial or accounting officer of the Company, dated the Initial Closing Date, in form reasonably satisfactory to each Purchaser, to the effect that the representations and warranties of the Company set forth in Section 4 hereof are and were true and correct in all material respects as of the date of this Agreement and as of the date of the Initial Closing;

(iii) the Company shall deliver to each Purchaser a certificate of the Company executed by the president and the chief financial or accounting officer of the Company, dated the Initial Closing Date, in form reasonably satisfactory to the Purchaser, to the effect that the Company has complied with all the agreements and satisfied all the conditions in this Agreement on its part to be performed or satisfied on or before the Initial Closing Date; and

(iv) the Company shall have delivered to the Purchaser a legal opinion in substantially the form attached hereto as Exhibit A, dated on the date of the Initial Closing.

(e) Each Purchaser's obligations to accept delivery of the Certificates and to pay for the Shares evidenced by the Certificates at the Second Closing shall be subject only to the condition that the Company shall deliver to each Purchaser designated in Schedule A as a Second Closing Purchaser a certificate from the President of the Company (the "Second Closing Certificate"):

     (i) certifying that the issuance and sale of the Second Closing shares have been approved by a majority of the stockholders of the Company at a special or annual meeting; or

(ii) stating that the Company or its counsel have received reasonable oral assurance or written confirmation of the NASDAQ Stock Market that approval of the issuance of such shares by the Company did not require approval by a majority of the stockholders of the Company.

(f) If the Company shall not have delivered the Second Closing Certificate on or before 5:00 p.m. (EDST) on July 12, 2001, the obligation of the Purchasers to purchase shares at the Second Closing shall terminate.

4.       Representations, Warranties and Covenants of the Company

         Except as set forth in (i) the Company Documents (as defined below),
(ii) the Private Placement Memorandum dated October 24, 2000 (including the consolidated financial statements and notes attached thereto) (the "Offering Documents") furnished to the Purchaser by Needham & Company, Inc., as placement agent for the sale of the Shares (the "Placement Agent"), or (iii) the Letter of Exceptions delivered to each Purchaser prior to the execution hereof, and except as otherwise expressly provided in this Agreement, the Company hereby represents and warrants to each Purchaser as follows (which representations and warranties shall be deemed to apply, where appropriate, to each subsidiary of the Company):

4.1      Organization and Qualification

         The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company.

4.2      Capitalization

(a) The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock, par value $0.01 per share.

(b) As of March 27, 2001, the issued and outstanding capital stock of the Company consisted of 8,644,193 shares of Common Stock and the Company had reserved for issuance, as of such date, (i) 1,033,534 shares of Common Stock issuable upon the exercise of outstanding options under the Company's 1996 Employee Stock Purchase Plan, 1995 Incentive Stock Option Plan and 1996 Incentive and Non-qualified Stock Option Plan (collectively, the "Stock Plans"),
(ii) 552,744 shares of Common Stock reserved for future option grants under the Stock Option Plans and (iii) 50,000 shares of Common Stock issuable upon the exercise of outstanding warrants. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and have not been issued in violation of and are not otherwise subject to any preemptive or other similar rights. The Board of Directors of the Company has authorized increasing the number of shares reserved for future option grants under the Stock Option Plans by 600,000 shares, subject to approval by stockholders at the Company's next Annual Meeting.

         With the exception of the foregoing, and as contemplated by this Agreement, there are no outstanding subscriptions, options, warrants, convertible or exchangeable securities or other rights granted to or by the Company to purchase shares of Common Stock or other securities of the Company and there are no commitments, plans or arrangements to issue any shares of Common Stock or any security convertible into or exchangeable for Common Stock.

4.3      Issuance, Sale and Delivery of the Shares

(a) The Shares have been duly authorized for issuance and sale to the Purchaser pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free and clear of all pledges, liens and encumbrances. The certificates evidencing the Shares are in due and proper form under Delaware law.

(b) The issuance of the Shares is not subject to preemptive or other similar rights. No further approval or authority of the shareholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated in this Agreement.

(c) Subject to the accuracy of the Purchasers' representations and warranties in
Section 5 of this Agreement, the offer, sale, and issuance of the Shares in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and from the registration or qualification requirements of the laws of any applicable state or United States jurisdiction.

4.4      Financial Statements

         The financial statements included (as exhibits or otherwise) in the Company Documents (as defined below) present fairly, in all material respects, the financial position of the Company as of the dates indicated and the results of their operations for the periods specified. Except as otherwise stated in such Company Documents, such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and any supporting schedules included with the financial statements present fairly, in all material respects, the information stated in the financial statements. The financial and statistical data set forth in the Company Documents were prepared on an accounting basis consistent with such financial statements.

4.5      No Material Change

         Since December 31, 2000:

(a) there has been no material adverse change in or affecting the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects, of the Company, whether or not arising in the ordinary course of business, excluding political events and changes in economic conditions generally applicable to business enterprises in the same business as the Company in the United States;

(b) there have been no transactions entered into by the Company, other than those in the ordinary course of business, which are material with respect to the Company;

     (c) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock; and

(d) the Company has not incurred any material contingent liabilities or obligations which could reasonably be expected to result in a material reduction in the future earnings of the Company.

4.6      Environmental

         Except as would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company, (a) the Company is in compliance with all applicable Environmental Laws (as defined below);

     (b) the Company has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with the requirements of such permits authorizations and approvals;

     (c)  there  are no  pending  or,  to the  best  knowledge  of the  Company,
          threatened   Environmental  Claims  (as  defined  below)  against  the
          Company; and

(d) under applicable law, there are no circumstances with respect to any property or operations of the Company that are reasonably likely to form the basis of an Environmental Claim against the Company.

         For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means any United States (or other applicable jurisdiction's) Federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority. "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

4.7      No Defaults

         The Company is not in violation of its certificate of incorporation or bylaws or in material default in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust, or other instrument or material agreement to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject, which default could reasonably be expected to have a material adverse effect on the assets, properties or business of the Company.

4.8      Labor Matters

         No labor dispute with the employees of the Company exists or, to the best knowledge of the Company, is imminent.

4.9      No Actions

         There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company which, singly or in the aggregate, might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, or which, singly or in the aggregate, might reasonably be expected to materially and adversely affect the properties or assets thereof or which might reasonably be expected to materially and adversely affect the consummation of this Agreement, nor, to the best knowledge of the Company, is there any reasonable basis therefor. The Company is not in default with respect to any judgment, order or decree of any court or governmental agency or instrumentality which, singly or in the aggregate, would have a material adverse effect on the assets, properties or business of the Company.

4.10     Intellectual Property

(a) The Company, to the best of its knowledge, owns or is licensed to use all patents, patent applications, inventions, trademarks, trade names, applications for registration of trademarks, service marks, service mark applications, copyrights, know-how, manufacturing processes, formulae, trade secrets, licenses and rights in any thereof and any other intangible property and assets that are material to the business of the Company as now conducted (in this Agreement called the "Proprietary Rights").

(b) The Company does not have any knowledge of, and the Company has not given or received any notice of, any pending conflicts with or infringement upon the rights of others with respect to any Proprietary Rights (or any license of Proprietary Rights) which are material to the business of the Company.

(c) To the best knowledge of the Company, no action, suit, arbitration, or legal, administrative or other proceeding, or investigation is pending or threatened, which involves any Proprietary Rights, nor is there any reasonable basis therefor.

(d) The Company is not subject to any judgment, order, writ, injunction or decree of any court or any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, and has not entered into or is not a party to any contract which restricts or impairs the use of any such Proprietary Rights in a manner which would have a material adverse effect on the use of any of the Proprietary Rights.

(e) The Company has not entered into any consent, indemnification, forbearance to sue or settlement agreement with respect to Proprietary Rights other than in the ordinary course of business. To the best knowledge of the Company, no claims have been asserted by any person with respect to the validity of the Company's ownership or right to use the Proprietary Rights and there is no reasonable basis for any such claim to be successful.

(f) The Company has complied, in all material respects, with its obligations relating to the protection of the Proprietary Rights which are material to the business of the Company used pursuant to licenses.

(g) To the best knowledge of the Company, no person is infringing on or violating the Proprietary Rights.
4.11     Permits

         The Company possesses and is operating in compliance with all material licenses, certificates, consents, authorities, approvals and permits from all state, federal, foreign and other regulatory agencies or bodies necessary to conduct the businesses now operated by it, and the Company has not received any notice of proceedings relating to the revocation or modification of any such permit or any circumstance which would lead it to believe that such proceedings are reasonably likely which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company.

4.12     Due Execution, Delivery and Performance

(a) This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and the fulfillment of the terms of this Agreement have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of, any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other instrument or agreement to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject, and will not trigger anti-dilution rights or other rights to acquire additional equity securities of the Company, nor will such action result in any violation of the provisions of the articles of incorporation or bylaws of the Company or any applicable statute, law, rule, regulation, ordinance, decision, directive or order.

4.13     Properties

         The Company has good and marketable title to all the tangible or real properties and assets reflected as owned by it in the consolidated financial statements included in the Offering Documents, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (a) those, if any, reflected in such consolidated financial statements, or (b) those which are not material in amount and do not adversely affect the use made and proposed to be made of such property by the Company. The properties of the Company are, in the aggregate, in good repair (reasonable wear and tear excepted), and suitable for their respective uses. Any real property held under lease by the Company is held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the conduct of the business of the Company. The Company owns or leases all such tangible or real properties as are necessary to its business or operations as now conducted.

4.14     Compliance

         The Company has conducted and is conducting its business in compliance with all applicable Federal, state, local and foreign statutes, laws, rules, regulations, ordinances, codes, decisions, decrees, directives and orders, except where the failure to do so would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or on the earnings, assets, business affairs or business prospects of the Company.

4.15     Security Measures

         The Company takes security measures designed to enable the Company to assert trade secret protection in its non-patented technology.

4.16     Contributions

         Since its incorporation the Company has not, directly or indirectly,
(a) made any unlawful contribution to any candidate for public office, or failed to disclose fully any contribution in violation of law, or (b) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

4.17     Use of Proceeds; Investment Company

         The Company intends to use the proceeds from the sale of the Shares for working capital and other general corporate purposes. The Company is not now, and after the sale of the Shares under this Agreement and under all other agreements and the application of the net proceeds from the sale of the Shares described in the proceeding sentence will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

4.18     Prior Offerings

         All offers and sales of capital stock of the Company before the date of this Agreement were at all relevant times duly registered or exempt from the registration requirements of the Securities Act and were duly registered or subject to an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.

4.19     Taxes

         The Company has filed all material tax returns required to be filed, which returns are true and correct in all material respects, and the Company is not in default in the payment of any taxes, including penalties and interest, assessments, fees and other charges, shown thereon due or otherwise assessed, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without interest which were payable pursuant to said returns or any assessments with respect thereto.

4.20     Other Governmental Proceedings

         To the Company's knowledge, there are no rulemaking or similar proceedings before any Federal, state, local or foreign government bodies that directly involve or affect the Company, which, if the subject of an action unfavorable to the Company, could involve a prospective material adverse change in or effect on the condition, financial or otherwise, of the earnings, assets, business affairs or business prospects of the Company.

4.21     Non-Competition Agreements

         To the knowledge of the Company, any full-time employee who has entered into any non-competition, non-disclosure, confidentiality or other similar agreement with any party other than the Company is neither in violation of nor is expected to be in violation of that agreement as a result of the business currently conducted or expected to be conducted by the Company or such person's performance of his or her obligations to the Company. The Company has not received written notice that any consultant or scientific advisor of the Company is in violation of any non-competition, non-disclosure, confidentiality or similar agreement.

4.22     Transfer Taxes

         On the Closing Date, all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchaser under this Agreement will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

4.23     Insurance

         The Company maintains insurance of the type and in the amount that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

4.24     Governmental Consents

         No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for (a) the filing of a Form D relating to the sale of the Shares hereunder pursuant to Securities and Exchange Commission Regulation D as contemplated by Section 7.1.1(a) hereof, (b) compliance with the securities and Blue Sky laws in the states in which Shares are offered and/or sold, which compliance will be effected in accordance with such laws, (c) the filing of the Registration Statement as contemplated by Section 7 of this Agreement, (d) the filing of a notification for the listing of the Shares with The Nasdaq Stock Market, Inc. and (e) the filing of a Form 8-K with the Commission (as defined below).

4.25     Securities and Exchange Commission Filings

         The Company has timely filed with the Securities and Exchange Commission (the "Commission") all documents required to be filed by the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act.")

4.26     Additional Information

         The Company represents and warrants that the information contained in the following documents (the "Company Documents"), which will be provided to Purchaser before the Closing, is or will be true and correct in all material respects as of their respective final dates:

     (a) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000;

     (b) all other documents, if any, filed by the Company with the Commission since December 31, 2000 pursuant to the reporting requirements of the Exchange Act.
4.27     Contracts

         The contracts described in the Company Documents or incorporated by reference therein are in full force and effect on the date hereof, except for contracts the termination or expiration of which would not, singly or in the aggregate, have a material adverse effect on the business, properties or assets of the Company. Neither the Company nor, to the best knowledge of the Company, any other party is in material breach of or default under any such contracts, which breach or default would have a material adverse effect on the business, properties or assets of the Company.

4.28     No Integrated Offering

         Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Shares to the Purchaser. The issuance of the Shares to the Purchaser will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of the Securities Act such that any such issuances would violate any registration requirements under the Securities Act. The Company will not make any offers or sales of any security (other than the Shares) that would cause the offering of the Shares to be integrated with any other offering of securities by the Company for purposes of any registration requirement under the Securities Act.

4.29     Stockholder Approval

         If the Company is not able to deliver the Second Closing Certificate based on clause (ii) of Section 3(e) on or before April 20, 2001, the Company will submit a proposal to obtain the approval for the sale of shares at the Second Closing to the stockholders of the Company at its Annual Meeting of Stockholders scheduled for June 8, 2001.

5.       Representations, Warranties and Covenants of the Purchasers

5.1      Securities Law Representations and Warranties

         Each Purchaser represents, warrants and covenants to the Company as follows:

(a) The Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares.

(b) The Purchaser is acquiring the Shares in the ordinary course of its business and for its own account for investment only, and has no present intention of distributing any of the Shares nor any arrangement or understanding with any other persons regarding the distribution of such Shares within the meaning of
Section 2(11) of the Securities Act, other than as contemplated in Section 7 of this Agreement. The Purchaser understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. The Purchaser further acknowledges and understands that the Shares may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available.

(c) The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act and the rules and regulations promulgated thereunder (the "Rules and Regulations").

(d) The Purchaser has completed or caused to be completed the Investor Questionnaire previously provided by the Company, and the Stock Certificate Questionnaire and the Registration Statement Questionnaire attached to this Agreement as Appendices I and II, for use in preparation of the Registration Statement (as defined in Section 7.3 below), and the answers to the Questionnaires are true and correct as of the date of this Agreement and will be true and correct as of the effective date of the Registration Statement; provided that the Purchaser shall be entitled to update such information by providing notice thereof to the Company before the effective date of such Registration Statement.

(e) The Purchaser has, in connection with its decision to purchase the Shares, relied solely upon the Company Documents, the Offering Documents and the representations and warranties of the Company contained in this Agreement.

     (f) The Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

(g) The Purchaser represents and warrants to and covenants with the Company that Purchaser has not engaged and will not engage in any short sales of the Company's Common Stock prior to the effectiveness of the Registration Statement, except to the extent that any such short sale is fully covered by shares of Common Stock of the Company other than the Shares.

(h) The Purchaser understands that nothing in this Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

5.2      Resales of Shares

(a) Each Purchaser hereby covenants with the Company not to make any sale of the Shares without satisfying the requirements of the Securities Act and the Rules and Regulations, including, in the event of any resale under the Registration Statement, the prospectus delivery requirements under the Securities Act, and the Purchaser acknowledges and agrees that such Shares are not transferable on the books of the Company pursuant to a resale under the Registration Statement unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by a separate officer's certificate

     (i)  in the form of Appendix III to this Agreement;

     (ii) executed by an officer of, or other authorized person designated by, the Purchaser; and

(iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement and (B) the requirement of delivering a current prospectus has been satisfied.

(b) Each Purchaser acknowledges that there may occasionally be times when the Company determines the use of the prospectus forming a part of the Registration Statement (the "Prospectus," as further defined in Section 7.3.1 below) should be suspended until such time as an amendment or supplement to the Registration Statement or the Prospectus has been filed by the Company and any such amendment to the Registration Statement is declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. Each Purchaser hereby covenants that it will not sell any Shares pursuant to the Prospectus during the period commencing at the time at which the Company gives such Purchaser written notice of the suspension of the use of the Prospectus and ending at the time the Company gives such Purchaser written notice that such Purchaser may thereafter effect sales pursuant to the Prospectus. The Company may, upon written notice to each Purchaser, suspend the use of the Prospectus for up to forty-five (45) days in the aggregate in any 365-day period based on the reasonable determination of the Company's Board of Directors that there is a significant business purpose for such determination, such as pending corporate developments, public filings with the Commission or similar events. The Company shall in no event be required to disclose the business purpose for which it has suspended the use of the Prospectus if the Company determines in its good faith judgment that the business purpose should remain confidential. In addition, the Company shall notify each Purchaser (i) of any request by the Commission for an amendment or any supplement to such Registration Statement or any related prospectus, or any other information request by any other governmental agency directly relating to the offering, and (ii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or of any order preventing or suspending the use of any related prospectus or the initiation or threat of any proceeding for that purpose.

(c) Each Purchaser further covenants to notify the Company promptly of the sale of any of its Shares, other than sales pursuant to a Registration Statement contemplated in Section 7 of this Agreement or sales upon termination of the transfer restrictions pursuant to Section 7.4 of this Agreement.

     5.3 Due Execution, Delivery and Performance Each Purchaser represents, warrants and agrees, on its own behalf, that:

(a) this Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

(b) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and the fulfillment of the terms of this Agreement have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Purchaser pursuant to, any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other instrument or agreement to which the Purchaser is a party or by which it or any of them may be bound, or to which any of the property or assets of the Purchaser is subject, nor will such action result in any violation of the provisions of the charter or bylaws or other constitutive documents of the Purchaser or any applicable statute, law, rule, regulation, ordinance, decision, directive or order.

6.       Survival of Representations, Warranties and Agreements.

         Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and each Purchaser in this Agreement and in the certificates for the Shares delivered pursuant to this Agreement shall survive the execution of this Agreement, the delivery to any Purchaser of the Shares being purchased by such Purchaser and the payment therefor, for a period not to exceed two (2) years.

7.   Form D Filing; Registration; Compliance with the Securities Act; Covenants

7.1  Form D Filing; Registration of Shares

7.1.1Registration Statement; Expenses

     The Company shall:

(a) file in a timely manner a Form D relating to the sale of the Shares under this Agreement, pursuant to Securities and Exchange Commission Regulation D.

(b) as soon as practicable after the Closing Date, but in no event later than the thirtieth (30th) day following the Closing Date, prepare and file with the Commission a Registration Statement on Form S-3 or on any other appropriate form for the registration of the resale of the Shares by each Purchaser relating to the sale of the Shares by the Purchaser from time to time on the Nasdaq National Market (or the facilities of any national securities exchange on which the Company's Common Stock is then traded) or in privately negotiated transactions (the "Registration Statement");

(c) subject to receipt of necessary information from all Purchasers, use its best efforts to cause the Commission to notify the Company of the Commission's willingness to declare the Registration Statement effective on or before 90 days after the date of the filing thereof by the Company with the Commission pursuant to clause (b) above;

     (d) notify each Purchaser promptly upon the Registration  Statement, or any
     post-effective   amendment   thereto,   being  declared  effective  by  the
     Commission;

     (e) provide to each Purchaser any information required to permit the sale of the Shares under rule 144A of the Securities Act;

(f) prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus (as defined in Section 7.3.1 below) and take such other action, if any, as may be necessary to keep the Registration Statement effective until the earlier of (i) two years after the effective date of the Registration Statement, (ii) the date on which the Shares may be resold by any Purchaser without registration or without regard to any volume limitations by reason of Rule 144 under the Securities Act or any other rule of similar effect or (iii) all of the Shares have been sold pursuant to the Registration Statement or Rule 144 under the Securities Act or any other rule of similar effect;

(g) promptly furnish to each Purchaser with respect to the Shares registered under the Registration Statement such reasonable number of copies of the Prospectus, including any supplements to or amendments of the Prospectus, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser;

(h) during the period when copies of the Prospectus are required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations promulgated thereunder;

(i) file documents required of the Company for customary Blue Sky clearance in all states requiring Blue Sky clearance; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

(j) bear all expenses in connection with the procedures in paragraphs (a) through (f) of this Section 7.1.1 and the registration of the Shares pursuant to the Registration Statement, including legal fees and expenses (whether external or internal) of up to $15,000 in the aggregate of the Purchasers, but not including any fees and expenses of any other advisers to any of the Purchasers or brokerage fees and commissions incurred by the Purchasers.

7.1.2    Delay in Effectiveness of Registration Statement

         In the event that the Registration Statement is not declared effective by the date (the "90-Day Date") that is 90 days after the date of the filing of the Registration Statement with the Commission pursuant to Section 7.1.1(b) above, the Company shall pay to the Purchaser liquidated damages in an amount equal to 0.25% of the total purchase price of the Shares purchased by the Purchaser pursuant to this Agreement for each week after the 90-Day Date that the Registration Statement is not declared effective.

7.2      Transfer of Shares After Registration

         Each Purchaser agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 7.1 or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding each such Purchaser or its plan of distribution.

7.3      Indemnification

         For the purpose of this Section 7.3, the term "Registration Statement" shall include any preliminary or final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in
Section 7.1.

7.3.1    Indemnification by the Company

         The Company agrees to indemnify and hold harmless each Purchaser and each person, if any, who controls each Purchaser within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchaser or such controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations under this Agreement or under law, and will reimburse each such Purchaser and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement of the Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use in the Registration Statement or the Prospectus, or (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Sections 5.2 or 7.2 of this Agreement respecting resale of the Shares, or
(iii) the inaccuracy of any representations made by such Purchaser in this Agreement or (iv) any untrue statement or omission of a material fact required to make such statement not misleading in any Prospectus that is corrected in any subsequent Prospectus that was delivered to any such Purchaser before the pertinent sale or sales by such Purchaser.

7.3.2    Indemnification by the Purchaser

         Each Purchaser will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person who may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Purchaser, which consent shall not be unreasonably withheld) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure on the part of such Purchaser to comply with the covenants and agreements contained in Sections 5.2 or 7.2 of this Agreement respecting resale of the Shares or (ii) the inaccuracy of any representation made by such Purchaser in this Agreement or
(iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement to the Registration Statement or Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein; provided, however, that such Purchaser shall not be liable for any such untrue or alleged untrue statement or omission or alleged omission of which such Purchaser has delivered to the Company in writing a correction before the occurrence of the transaction from which such loss was incurred; and each such Purchaser will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

7.3.3    Indemnification Procedure

(a) Promptly after receipt by an indemnified party under this Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, promptly notify the indemnifying party in writing of the claim; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 7.3 or to the extent it is not prejudiced as a result of such failure.

(b) In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless:

(i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party representing all of the indemnified parties who are parties to such action) or

(ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. Notwithstanding the provisions of this Section 7.3, no Purchaser shall be liable for any indemnification obligation under this Agreement in excess of the amount of gross proceeds received by such Purchaser from the sale of the Shares.

7.3.4    Contribution

         If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to in this Agreement, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to in this Agreement:

     (a) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the placement of Common Stock or

(b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but the relative fault of the Company and any Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.

         The respective relative benefits received by the Company on the one hand and any Purchaser on the other shall be deemed to be in the same proportion as the amount paid by such Purchaser to the Company pursuant to this Agreement for the Shares purchased by the Purchaser that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the amount the Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by the Purchaser from such sale. The relative fault of the Company and each Purchaser shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation or warranty relates to information supplied by the Company or by the Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in
Section 7.3.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 7.3.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this Section 7.3.4; provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under Section 7.3 for purposes of indemnification. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, the Purchaser shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

7.4      Termination of Conditions and Obligations

         The restrictions imposed by Section 5 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares upon the passage of two years from the effective date of the Registration Statement covering the Shares or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

7.5      Information Available

         So long as the Registration Statement is effective covering the resale of Shares owned by any Purchaser, the Company will furnish to such Purchaser:

(a) as soon as practicable after available (but in the case of the Company's Annual Report to Shareholders, within ninety (90) days after the end of each fiscal year of the Company), one copy of:

(i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants);

     (ii) if not included in substance in the Annual Report to Shareholders, its Annual Report on Form 10-K;

     (iii)if  not   included  in   substance   in  its   Quarterly   Reports  to
          Shareholders, its quarterly reports on Form 10-Q; and

     (iv) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits);

(b) upon the request of such Purchaser, a reasonable number of copies of the Prospectus to supply to any other party requiring the Prospectus.

7.6      Rule 144 Information

         For two (2) years after the date of this Agreement, the Company shall file all reports required to be filed by it under the Securities Act, the Rules and Regulations and the Exchange Act and shall take such further action to the extent required to enable each Purchaser to sell the Shares pursuant to Rule 144 under the Securities Act (as such rule may be amended from time to time).

7.7      Stock Option Pricing and Other Matters

         The Company shall use commercially reasonable efforts to adopt by all necessary corporate action, including, but not limited to, any required approval of the Company's shareholders not earlier than at their next annual meeting, amendments to the Company's stock option plans (with respect to clause (a) below) and the Company's bylaws (the "Stock Option Plan and Option Bylaw Amendments") to provide that unless approved by the holders of a majority of the shares present and entitled to vote at a duly convened meeting of the Company's shareholders:

(a) The Company shall not grant any stock options with an exercise price that is less than 100% of the fair market value of the underlying stock on the date of grant or reduce the exercise price of any outstanding stock option granted under any existing or future stock option plan; and

(b) Until April 30, 2006, the Company shall not sell or issue shares of Common Stock or any other security of the Company convertible, exercisable or exchangeable into shares of Common Stock, for a purchase, conversion, exercise or exchange price per share which is subject to adjustment based on the market price of the Common Stock at the time of conversion, exercise or exchange of such security into Common Stock. The Company may rely exclusively upon the filings with the Securities and Exchange Commission under the Exchange Act with respect to beneficial ownership of its Common Stock and the identity of such holders.

         Such Stock Option Plan and Bylaw Amendments shall further provide that the provisions thereof required by the foregoing clauses may not be amended or repealed without the affirmative vote of the holders of a majority of the shares of the Company present and entitled to vote at a duly convened meeting of the Company's shareholders. Upon such adoption of the Stock Option Plan and Bylaw Amendments by the Company's shareholders, the Company shall promptly furnish a copy of such amendments to each Purchaser.

         The Company agrees that, prior to the adoption of the Stock Option Plan and By-law Amendments by all necessary corporate action of the Company as described above, the Company shall not grant any stock options with an exercise price that is less than 100% of the fair market value of the underlying stock on the date of grant or reduce the exercise price of any outstanding stock option granted under any existing or future stock option plan.

8.       Broker's Fee

         The Purchaser acknowledge that the Company intends to pay to the Placement Agent a fee in respect of the sale of the Shares to the Purchasers. Each of the parties to this Agreement hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchasers. The Company shall indemnify and hold harmless the Purchasers from and against all fees, commissions or other payments owing by the Company to the Placement Agent or any other person or firm acting on behalf of the Company hereunder.

9.       Notices

         All notices, requests, consents and other communications under this Agreement shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be delivered as addressed as follows:

(a)      if to the Company, to:

                               KVH Industries, Inc.
                               50 Enterprise Center
                               Middletown, RI  02840
                               Facsimile: (401) 849-0045
                               Attn:  President

                               with a copy to:

                               Foley, Hoag & Eliot LLP
                               One Post Office Square
                               Boston, MA  02109
                               Facsimile (617) 832-7000
                               Attn:  Adam Sonnenschein, Esq.

     or to such other person at such other place as the Company shall designate to the Purchasers in writing; and

(b) if to a Purchaser, to the address set forth on Schedule A hereto or to such other person at such other place as such Purchaser shall designate to the Company in writing.

         Such notice shall be deemed effectively given upon confirmation of receipt by facsimile, one business day after deposit with such overnight courier or three days after deposit of such registered or certified airmail with the U.S. Postal Service, as applicable.

10.      Modification; Amendment

         This Agreement may not be modified or amended with respect to any Purchaser except pursuant to an instrument in writing signed by the Company and such Purchaser, except that Schedule A may be amended to include one or more additional Purchasers, provided the Company and each such Purchaser shall execute a counterpart of this Agreement.

11.      Termination  [Reserved]



12.      Expenses

         Each party to this Agreement shall pay its own fees and expenses incident to the negotiation, preparation and execution of this Agreement and related documents (including legal and accounting fees and expenses). Notwithstanding the foregoing, the Company agrees to pay each Purchaser an amount not to exceed $5,000 for all expenses reasonably incurred by the Purchaser in connection with the transactions contemplated by this Agreement, including expenses for attorneys, consultants and travel.

13.      Headings

         The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

14.      Severability

         If any provision contained in this Agreement should be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not in any way be affected or impaired thereby.

15.      Governing Law

         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and the federal law of the United States of America.

16.      No Conflicts of Interest

         The Company represents, warrants and covenants that, to the best of its knowledge, no officer or employee of any of the Purchasers has or will receive, directly or indirectly, a personal interest in the Company or its property or anything of substantial economic value for his or her private benefit from the Company, or anyone acting on its behalf, in connection with the investment made pursuant to this Agreement.

17.      Counterparts

         This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party to this Agreement and delivered to the other parties.



                            [Signature pages follow]

         In Witness Whereof, the parties to this Agreement have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                          KVH Industries, Inc.



                          By:      /s/ Martin Kits van Heyningen

                         Name: Martin Kits van Heyningen
                         Its:     President/CEO

         In Witness Whereof, the parties to this Agreement have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                          Special Situations Fund, III, L.P.


                          By:
                          Name:

                          Title:



                          Special Situations Cayman Fund, L.P.


                          By:

                          Name:

                          Title:



                          Special Situations Private Equity Fund, L.P.


                          By:

                          Name:

                          Title:



                          Special Situations Technology Fund, L.P.


                          By:

                          Name:

                          Title:


                                                    Schedule A


                                                  First             First Closing             Second            Second Closing
                     Purchaser                Closing Shares        Purchase Price        Closing Shares        Purchase Price
Special Situations Fund, III, L.P.               331,731              $2,156,250             331,731              $2,156,250
153 East 53rd Street,
  55th Floor
New York, NY 10022

Special Situations Cayman Fund, L.P.             110,577               $718,750              110,577               $718,750
153 East 53rd Street,
  55th Floor
New York, NY 10022

Special Situations Private Equity Fund, L.P.     115,385               $750,000              115,385               $750,000
153 East 53rd Street,
  55th Floor
New York, NY 10022

Special Situations Technology Fund, L.P.          57,692               $375,000               57,692               $375,000
153 East 53rd Street,
  55th Floor
New York, NY 10022

                                    Exhibit A

                                                     April , 2001


[Purchaser]




Ladies and Gentlemen:

         We have acted as counsel for KVH Industries, Inc., a Delaware corporation (the "Company"), in connection with the issuance and sale to you of ? shares of the Company's Common Stock (the "Shares") pursuant to the Common Stock Purchase Agreement dated as of April ?, 2001 between the Company and you (the "Agreement"). We are rendering this opinion pursuant to Section 3(d)(iii) of the Agreement. Except as otherwise defined herein, capitalized terms used but not defined herein have the respective meanings given to them in the Agreement.

         In connection with this opinion, we have examined and relied upon the representations and warranties as to factual matters contained in and made pursuant to the Agreement by the various parties and originals or copies certified to our satisfaction, of such records, documents, certificates, opinions, memoranda and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below. Where we render an opinion "to the best of our knowledge" or concerning an item "known to us" or our opinion otherwise refers to our knowledge, it is based solely upon the actual knowledge of attorneys within this firm who perform legal services for the Company.

         In rendering this opinion, we have assumed the genuineness and authenticity of all signatures (whether original or photostatic), the authenticity of all documents submitted to us as originals; the conformity to originals of all documents submitted to us as certified or photostatic copies; the accuracy, completeness and authenticity of certificates of public officials; and the due authorization, execution and delivery of all documents (except the due authorization, execution and delivery by the Company of the Agreement), where authorization, execution and delivery are prerequisites to the effectiveness of such documents. We have also assumed that all individuals executing and delivering documents had the legal capacity to so execute and deliver; that you have received all documents you were to receive under the Agreement; and that the Agreement is an obligation binding upon you. In rendering this opinion we have also assumed that there are no extrinsic agreements or understandings among the parties to the Agreement that would modify or interpret the terms of the Agreement or the respective rights or obligations of the parties thereunder.

         No opinion is given herein as to the availability of any specific or equitable relief of any kind, as to the enforceability of any particular remedy provided in the Agreement, or as to the extent to which any provision of the Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, usury, marshaling, public policy or other laws affecting the rights of contractual parties generally or by the application of general principles of equity (whether applied by a court of law or in equity). We express no opinion concerning the provisions of any agreement purporting to provide indemnification to any person for violation of federal or state securities laws or concerning compliance with federal, state or foreign securities laws.

         Our opinion expressed in paragraph 1, with respect to the existence, good standing and qualification of the Company, is based solely upon a certificate of the Secretary of State of the State of Delaware as to the valid existence and corporate good standing of the Company and a certificate of the Company's Chief Financial Officer as to the qualification of the Company to do business in Rhode Island. We express no opinion as to the tax good standing of the Company.

         Our opinion is expressed only with respect to the federal laws of the United States of America, the laws of The Commonwealth of Massachusetts and the General Corporation Law of the State of Delaware. We express no opinion as to whether the laws of any particular jurisdiction apply, and no opinion to the extent that the laws of any jurisdiction other than those identified above are applicable to the subject matter hereof. We are not rendering any opinion as to compliance with any antifraud law, rule or regulation relating to securities, or to the sale or issuance thereof. We express no opinion as to compliance with the Blue Sky or other state securities laws of any state other than the State of Wisconsin and the State of New York. Our opinion with respect to compliance with Blue Sky laws of the State of Wisconsin and the State of New York is based solely on our review of the Wisconsin Uniform Securities Law published in CCH Blue Sky Reporter.

         On the basis of the foregoing, in reliance thereon and with the foregoing qualifications, we are of the opinion that:

         1. The Company is validly existing in good standing under the laws of the State of Delaware. The Company is qualified to do business as a foreign corporation and is in good standing in the State of Rhode Island. The Company has the requisite corporate power to own or lease its property and assets and to conduct its business as currently conducted.

         2. The Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered on behalf of the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

         3. The Shares have been duly authorized and when issued, delivered and paid for in accordance with the terms of the Agreement, will be validly issued, fully paid and nonassessable and free of any pre-emptive or similar rights.

         4. Except as set forth in the Agreement, to our knowledge, there is no action, proceeding or investigation pending against the Company which could reasonably be anticipated to result, either individually or in the aggregate, in any material adverse change in the assets, financial condition or operations of the Company, or which questions the validity or enforceability of, or seeks to enjoin or invalidate, the Agreement or any action to be taken by the Company in connection therewith.

         5. Assuming the accuracy of the representations and warranties of the Purchaser set forth in Section 5 of the Agreement, the offer and sale of the Shares by the Company to the Purchaser is exempt from the registration requirements of the Securities Act of 1933, as amended, subject to timely filing of a Form D pursuant to Securities and Exchange Commission Regulation D.

         6. The execution and delivery of the Agreement by the Company and the consummation of the sale of the Shares by the Company as contemplated therein do not violate any provisions of the Company's Certificate of Incorporation or Bylaws, or any "material agreement" (as defined below) to which the Company is a party. For purposes of this paragraph 6, "material agreement" shall mean any agreement filed by the Company with the Commission pursuant to the Exchange Act or the Rules and Regulations.

         7. All consents, approvals, authorizations, or orders of, and filings, registrations and qualifications with any regulatory authority or governmental body in the United States required for the issuance by the Company of the Shares as contemplated by the Agreement have been made or obtained, except for (i) the filing of a Form D pursuant to Securities and Exchange Commission Regulation D,
(ii) compliance with the securities and Blue Sky laws in the states in which Shares are sold, (iii) the filing of the Registration Statement as contemplated by Section 7 of the Agreement, (iv) the filing of a notification for the listing of Shares with The Nasdaq Stock Market, Inc. and (v) the filing of a Form 8-K with the Commission.

         This opinion is intended solely for your benefit and is not to be made available to or be relied upon by any other person, firm, or entity without our prior written consent. We assume no obligation to update such opinions to reflect any facts or circumstances which may hereafter come to our attention or any changes in the law which may hereafter occur.

                          Very truly yours,


                          FOLEY, HOAG & ELIOT  LLP



                          By:_________________________
                            A Partner

                                   Appendix I

                              KVH INDUSTRIES, INC.

                         STOCK CERTIFICATE QUESTIONNAIRE



         Pursuant to Sections 3 of the Agreement, please provide us with the following information:

     1. The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:

         ----------------------------------

     2. The relationship between the Purchaser of the Shares and the Registered Holder listed in response to item 1 above:
         ----------------------------------

     3. The mailing address of the Registered Holder listed in response to item 1 above:

         ===================================
         ===================================

     4. The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:

         -----------------------------------

                                   Appendix II

                              KVH INDUSTRIES, INC.

                      REGISTRATION STATEMENT QUESTIONNAIRE



         In connection with the preparation of the Registration Statement, please provide us with the following information:

     1. Pursuant to the "Selling Shareholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

         -------------------------------------------------------

     2. Please provide the number of shares of KVH Industries, Inc. Common Stock that you or your organization will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:
         _____________________________________________

     3. Have you or your organization had any position, office or other material
     relationship   within  the  past  three  years  with  the  Company  or  its affiliates?

                  _____ Yes         _____ No

         If yes, please indicate the nature of any such relationships below:

         =========================================================
         =========================================================

                                  Appendix III

                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE



         The undersigned, an officer of, or other person duly authorized by


-------------------------------------------------------------------------------
              [fill in official name of individual or institution]

hereby certifies that he/she/it is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on ________________, 200__ in accordance with Registration Statement number ________________, and complied with the requirement of delivering a current prospectus in connection with such sale.

Print or Type:

Name of Purchaser (Individual or Institution):


-------------------------------------------------------------------------------

Name of Individual representing Purchaser (if an Institution)


------------------------------------------------------------------------------

Title of Individual representing Purchaser (if an Institution):


------------------------------------------------------------------------------

Signature:

Individual Purchaser or Individual representing Purchaser:


------------------------------------------------------------------------------

                                  Exhibit 10.41

                                     4/16/01

                              KVH INDUSTRIES, INC.
                         common stock PURCHASE AGREEMENT
                      (State of wisconsin investment board)


         This Common Stock Purchase Agreement (this "Agreement"), is made and entered into as of April 16, 2001, by and between KVH INDUSTRIES, INC., a Delaware corporation (the "Company"), and the Purchaser identified on a Schedule of Investors attached as Schedule A hereto (the "Purchaser").

1.       Authorization of Sale of the Shares

         Subject to the terms and conditions of this Agreement, the Company has authorized the sale to the Purchaser of an aggregate of not more than 307,690 shares (the "Shares") of Common Stock, par value $0.01 per share ("Common Stock"), of the Company.

2.       Agreement to Sell and Purchase the Shares

2.1      Purchase and Sale

         Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser, at the Closing (as hereinafter defined) that number of Shares set forth opposite the Purchaser's name on Schedule A.

2.2      Purchase Price

         The purchase price of each Share (the "Per Share Price") shall be equal to $6.50 per Share. The Company will not, for ninety (90) days after the Closing Date (as defined below) without adjusting the Per Share Price hereunder accordingly, sell (i) shares of the Common Stock at a price per share of less than the Per Share Price, or (ii) options, warrants or any other securities that can be converted into, or otherwise exchanged for, shares of the Common Stock at a conversion or exercise price per share less than the Per Share Price. In the event the Company shall, during the period ending ninety (90) days after the Closing Date, sell any shares of the Common Stock or any instruments that can be converted into or otherwise exchanged for the Common Stock (the "Subsequent Sale") exercisable at a price per share (the "Subsequent Purchase Price") of less than the Per Share Price, the purchase price per Share hereunder shall be adjusted to an amount equal to the Subsequent Purchase Price, such that the Company shall, within ten (10) business days of the Subsequent Sale, pay to the Purchaser an amount equal to the number of Shares purchased by the Purchaser times the difference between the Per Share Price and the Subsequent Purchase Price. Notwithstanding the foregoing, no such adjustment to the Per Share Price hereunder shall be made in respect of (a) the grant by the Company of any option to purchase shares of the Common Stock at a price per share equal to the fair market value per share of Common Stock as of the date of the grant of such option (collectively, "Future Options") pursuant to the Company's 1995 Employee Stock Option Plan or its 1996 Incentive and Non-qualified Stock Option Plan, (b) the sale or issuance by the Company of shares of Common Stock upon exercise of stock options outstanding on the date hereof or Future Options, or (c) the issuance of options and the sale of shares to employees pursuant to the terms of the Company's 1996 Employee Stock Purchase Plan.

3.       Delivery of the Shares at the Closing

(a) The completion of the purchase and sale of the Shares to the Purchaser (the "Closing") shall occur at the offices of Foley, Hoag & Eliot LLP, counsel to the Company, at One Post Office Square, Boston, Massachusetts, at 3:00 p.m. local time on April 17, 2001, or at such other time and date as may be agreed by the Company and the Purchaser.

(b) At the Closing, the Company shall authorize its transfer agent (the "Transfer Agent") to issue to the Purchaser one or more stock certificates (the "Certificates") registered in the name of the Purchaser or as the Purchaser shall specify on Appendix I hereto, and bearing an appropriate legend referring to the fact that the Shares were sold in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 under the Securities Act. The Company will deliver the Certificates to the Purchaser against delivery of payment for the Shares by such Purchaser. Prior to the Purchaser's delivery of payment for the Shares, if so requested by the Purchaser, the Company will deliver via facsimile a copy of the Certificates to be delivered to the Purchaser upon Closing to the office of the Purchaser as set forth on Schedule A hereto.

(c) The Company's obligation to complete the purchase and sale of the Shares at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company:

(i) receipt by the Company of same-day funds in the full amount of the purchase price for the Shares being purchased by the Purchaser under this Agreement; and

(ii) the accuracy in all material respects of the representations and warranties made by the Purchaser and the fulfillment in all material respects of those undertakings of the Purchaser to be fulfilled at or before the Closing.

(d) The Purchaser's obligations to accept delivery of the Certificates and to pay for the Shares evidenced by the Certificates at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Purchaser with respect to the Purchaser's obligation:

(i) the accuracy in all material respects of the representations and warranties made by the Company in this Agreement and the fulfillment in all material respects of those undertakings of the Company to be fulfilled at or before the Closing;

(ii) the Company shall have delivered to the Purchaser a certificate of the Company executed by president and the chief financial or accounting officer of the Company, dated the Closing Date, in form reasonably satisfactory to the Purchaser, to the effect that the representations and warranties of the Company set forth in Section 4 hereof are true and correct in all material respects as of the date of the Closing;

(iii) the Company shall deliver to the Purchaser a certificate of the president and chief financial or accounting officer of the Company dated the Closing Date, in form reasonably satisfactory to the Purchaser, to the effect that the Company has complied with all the agreements and satisfied all the conditions in this Agreement on its part to be performed or satisfied on or before the Closing Date; and

(iv) the Company shall have delivered to the Purchaser a legal opinion in substantially the form attached hereto as Exhibit A, dated on the date of the Closing.

4.       Representations, Warranties and Covenants of the Company

         Except as set forth in (i) the Company Documents (as defined below),
(ii) the Private Placement Memorandum dated October 24, 2000 (including the consolidated financial statements and notes thereto attached thereto) (the "Offering Documents") furnished to the Purchaser by Needham & Company, Inc., as placement agent for the sale of the Shares (the "Placement Agent"), or (iii) the Letter of Exceptions delivered to the Purchaser prior to the execution hereof, and except as otherwise expressly provided in this Agreement, the Company hereby represents and warrants to the Purchaser as follows (which representations and warranties shall be deemed to apply, where appropriate, to each subsidiary of the Company):

4.1      Organization and Qualification

         The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company.

4.2      Capitalization

(a) The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock, par value $0.01 per share.

(b) As of March 27, 2001, the issued and outstanding capital stock of the Company consisted of 8,644,193 shares of Common Stock and the Company had reserved for issuance, as of such date, (i) 1,033,534 shares of Common Stock issuable upon the exercise of outstanding options under the Company's 1996 Employee Stock Purchase Plan, 1995 Incentive Stock Option Plan and 1996 Incentive and Non-qualified Stock Option Plan (collectively, the "Stock Plans"),
(ii) 552,744 shares of Common Stock reserved for future option grants under the Stock Option Plans and (iii) 50,000 shares of Common Stock issuable upon the exercise of outstanding warrants. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and have not been issued in violation of or are not otherwise subject to any preemptive or other similar rights. The Board of Directors of the Company has authorized increasing the number of shares reserved for future option grants under the Stock Option Plans by 600,000 shares, subject to approval by stockholders at the Company's next Annual Meeting. On April 2, 2001, the Company sold a total of 615,385 shares of Common Stock, at $6.50 per share, and agreed to sell an additional 615,385 shares of Common Stock, at $6.50 per share, subject to certain conditions, all of which have been satisfied.

         With the exception of the foregoing, and as contemplated by this Agreement, there are no outstanding subscriptions, options, warrants, convertible or exchangeable securities or other rights granted to or by the Company to purchase shares of Common Stock or other securities of the Company and there are no commitments, plans or arrangements to issue any shares of Common Stock or any security convertible into or exchangeable for Common Stock.

4.3      Issuance, Sale and Delivery of the Shares

(a) The Shares have been duly authorized for issuance and sale to the Purchaser pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in this Agreement, will be validly issued and fully paid and nonassessable and free and clear of all pledges, liens and encumbrances. The certificates evidencing the Shares are in due and proper form under Delaware law.

(c) The issuance of the Shares is not subject to preemptive or other similar rights. No further approval or authority of the shareholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated in this Agreement.

(d) Subject to the accuracy of the Purchaser's representations and warranties in
Section 5 of this Agreement, the offer, sale, and issuance of the Shares in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and from the registration or qualification requirements of the laws of any applicable state or United States jurisdiction.

4.4      Financial Statements

         The financial statements included (as exhibits or otherwise) in the Company Documents (as defined below) present fairly, in all material respects, the financial position of the Company as of the dates indicated and the results of their operations for the periods specified. Except as otherwise stated in such Company Documents, such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and any supporting schedules included with the financial statements present fairly, in all material respects, the information stated in the financial statements. The financial and statistical data set forth in the Company Documents were prepared on an accounting basis consistent with such financial statements.

4.5      No Material Change

         Since December 31, 2000:

(a) there has been no material adverse change in or affecting the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects, of the Company, whether or not arising in the ordinary course of business, excluding political events and changes in economic conditions generally applicable to business enterprises in the same business as the Company in the United States;

(b) there have been no transactions entered into by the Company, other than those in the ordinary course of business, which are material with respect to the Company;

(c) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock; and

(d) the Company has not incurred any material contingent liabilities or obligations which could reasonably be expected to result in a material reduction in the future earnings of the Company.

4.6      Environmental

         Except as would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company,

(b) the Company is in compliance with all applicable Environmental Laws (as defined below);

(c) the Company has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with the requirements of such permits authorizations and approvals;

(d) there are no pending or, to the best knowledge of the Company, threatened Environmental Claims (as defined below) against the Company; and

(e) under applicable law, there are no circumstances with respect to any property or operations of the Company that are reasonably likely to form the basis of an Environmental Claim against the Company.

         For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means any United States (or other applicable jurisdiction's) Federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority. "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.
4.7      No Defaults

         The Company is not in violation of its certificate of incorporation or bylaws or in material default in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust, or other instrument or material agreement to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject, which default could reasonably be expected to have a material adverse effect on the assets, properties or business of the Company.

4.8      Labor Matters

         No labor dispute with the employees of the Company exists or, to the best knowledge of the Company, is imminent.

4.9      No Actions

         There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company which, singly or in the aggregate, might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, or which, singly or in the aggregate, might reasonably be expected to materially and adversely affect the properties or assets thereof or which might reasonably be expected to materially and adversely affect the consummation of this Agreement, nor, to the best knowledge of the Company, is there any reasonable basis therefor. The Company is not in default with respect to any judgment, order or decree of any court or governmental agency or instrumentality which, singly or in the aggregate, would have a material adverse effect on the assets, properties or business of the Company.

4.10     Intellectual Property

(f) The Company, to the best of its knowledge, owns or is licensed to use all patents, patent applications, inventions, trademarks, trade names, applications for registration of trademarks, service marks, service mark applications, copyrights, know-how, manufacturing processes, formulae, trade secrets, licenses and rights in any thereof and any other intangible property and assets that are material to the business of the Company as now conducted (in this Agreement called the "Proprietary Rights").

(g) The Company does not have any knowledge of, and the Company has not given or received any notice of, any pending conflicts with or infringement upon the rights of others with respect to any Proprietary Rights (or any license of Proprietary Rights) which are material to the business of the Company.

(h) To the best knowledge of the Company, no action, suit, arbitration, or legal, administrative or other proceeding, or investigation is pending or threatened, which involves any Proprietary Rights, nor is there any reasonable basis therefor.

(i) The Company is not subject to any judgment, order, writ, injunction or decree of any court or any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, and has not entered into or is not a party to any contract which restricts or impairs the use of any such Proprietary Rights in a manner which would have a material adverse effect on the use of any of the Proprietary Rights.

(j) The Company has not entered into any consent, indemnification, forbearance to sue or settlement agreement with respect to Proprietary Rights other than in the ordinary course of business. To the best knowledge of the Company, no claims have been asserted by any person with respect to the validity of the Company's ownership or right to use the Proprietary Rights and there is no reasonable basis for any such claim to be successful.

(k) The Company has complied, in all material respects, with its obligations relating to the protection of the Proprietary Rights which are material to the business of the Company used pursuant to licenses.

(l) To the best knowledge of the Company, no person is infringing on or violating the Proprietary Rights.

4.11     Permits

         The Company possesses and is operating in compliance with all material licenses, certificates, consents, authorities, approvals and permits from all state, federal, foreign and other regulatory agencies or bodies necessary to conduct the businesses now operated by it, and the Company has not received any notice of proceedings relating to the revocation or modification of any such permit or any circumstance which would lead it to believe that such proceedings are reasonably likely which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company.

4.12     Due Execution, Delivery and Performance

(m) This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(n) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and the fulfillment of the terms of this Agreement, including the sale, issuance and delivery of the Shares, (1) have been duly authorized by all necessary corporate action on the part of the Company and its directors and stockholders; (ii) will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other instrument or agreement to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject;
(iii) will not trigger anti-dilution rights or other rights to acquire additional equity securities of the Company; and (iv) will not result in any violation of the provisions of the articles of incorporation or bylaws of the Company or any applicable statute, law, rule, regulation, ordinance, decision, directive or order, including any regulation of the National Association of Securities Dealers, Inc. (the "NASD").

4.13     Properties

         The Company has good and marketable title to all the tangible or real properties and assets reflected as owned by it in the consolidated financial statements included in the Offering Documents, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (a) those, if any, reflected in such consolidated financial statements, or (b) those which are not material in amount and do not adversely affect the use made and proposed to be made of such property by the Company. The properties of the Company are, in the aggregate, in good repair (reasonable wear and tear excepted), and suitable for their respective uses. Any real property held under lease by the Company is held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the conduct of the business of the Company. The Company owns or leases all such tangible or real properties as are necessary to its business or operations as now conducted.

4.14     Compliance

         The Company has conducted and is conducting its business in compliance with all applicable Federal, state, local and foreign statutes, laws, rules, regulations, ordinances, codes, decisions, decrees, directives and orders, except where the failure to do so would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or on the earnings, assets, business affairs or business prospects of the Company.

4.15     Security Measures

         The Company takes security measures designed to enable the Company to assert trade secret protection in its non-patented technology.

4.16     Contributions

         Since its incorporation the Company has not, directly or indirectly (a) made any unlawful contribution to any candidate for public office, or failed to disclose fully any contribution in violation of law, or (b) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

4.17     Use of Proceeds; Investment Company

         The Company intends to use the proceeds from the sale of the Shares for working capital and other general corporate purposes. The Company is not now, and after the sale of the Shares under this Agreement and under all other agreements and the application of the net proceeds from the sale of the Shares described in the proceeding sentence will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

4.18     Prior Offerings

         All offers and sales of capital stock of the Company before the date of this Agreement were at all relevant times duly registered or exempt from the registration requirements of the Securities Act and were duly registered or subject to an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.

4.19     Taxes

         The Company has filed all material tax returns required to be filed, which returns are true and correct in all material respects, and the Company is not in default in the payment of any taxes, including penalties and interest, assessments, fees and other charges, shown thereon due or otherwise assessed, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without interest which were payable pursuant to said returns or any assessments with respect thereto.

4.20     Other Governmental Proceedings

         To the Company's knowledge, there are no rulemaking or similar proceedings before any Federal, state, local or foreign government bodies that directly involve or affect the Company, which, if the subject of an action unfavorable to the Company, could involve a prospective material adverse change in or effect on the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Company.

4.21     Non-Competition Agreements

         To the knowledge of the Company, any full-time employee who has entered into any non-competition, non-disclosure, confidentiality or other similar agreement with any party other than the Company is neither in violation of nor is expected to be in violation of that agreement as a result of the business currently conducted or expected to be conducted by the Company or such person's performance of his or her obligations to the Company. The Company has not received written notice that any consultant or scientific advisor of the Company is in violation of any non-competition, non-disclosure, confidentiality or similar agreement.

4.22     Transfer Taxes

         On the Closing Date, all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchaser under this Agreement will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

4.23     Insurance

         The Company maintains insurance of the type and in the amount that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

4.24     Governmental/Regulatory Consents

         No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing, with or required by any federal, state, local governmental/regulatory authority or body, including the NASD, on the part of the Company is necessary in connection with the consummation of the transactions contemplated by this Agreement, except for (a) the filing of a Form D relating to the sale of the Shares hereunder pursuant to Securities and Exchange Commission Regulation D as contemplated by Section 7.1.1(a) hereof, (b) compliance with the securities and Blue Sky laws in the states in which Shares are offered and/or sold, which compliance will be effected in accordance with such laws, (c) the filing of the Registration Statement as contemplated by Section 7 of this Agreement, and (d) the filing of a notification for the listing of the Shares with The Nasdaq Stock Market, Inc..

4.25     Securities and Exchange Commission Filings

         The Company has timely filed with the Securities and Exchange Commission (the "Commission") all documents required to be filed by the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act.")

4.26     Additional Information

         The Company represents and warrants that the information contained in the following documents (the "Company Documents"), which will be provided to the Purchaser before the Closing, is or will be true and correct in all material respects as of their respective final dates:

(o) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000;

(p) all other documents, if any, filed by the Company with the Commission since December 31, 2000 pursuant to the reporting requirements of the Exchange Act.

4.27     Contracts

         The contracts described in the Company Documents or incorporated by reference therein are in full force and effect on the date hereof, except for contracts the termination or expiration of which would not, singly or in the aggregate, have a material adverse effect on the business, properties or assets of the Company. Neither the Company nor, to the best knowledge of the Company, any other party is in material breach of or default under any such contracts, which breach or default would have a material adverse effect on the business, properties or assets of the Company.

4.28     No Integrated Offering

         Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Shares to the Purchaser. The issuance of the Shares to the Purchaser will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of the Securities Act such that any such issuances would violate any registration requirements under the Securities Act. The Company will not make any offers or sales of any security (other than the Shares) that would cause the offering of the Shares to be integrated with any other offering of securities by the Company for purposes of any registration requirement under the Securities Act.

5.       Representations, Warranties and Covenants of the Purchaser

5.1      Securities Law Representations and Warranties

         The Purchaser represents, warrants and covenants to the Company as follows:

(q) The Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares.

(r) The Purchaser is acquiring the Shares in the ordinary course of its business and for its own account for investment only, and has no present intention of distributing any of the Shares nor any arrangement or understanding with any other persons regarding the distribution of such Shares within the meaning of
Section 2(11) of the Securities Act, other than as contemplated in Section 7 of this Agreement. The Purchaser understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. The Purchaser further acknowledges and understands that the Shares may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available.

(s) The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act and the rules and regulations promulgated thereunder (the "Rules and Regulations").

(t) The Purchaser has completed or caused to be completed the Investor Questionnaire previously provided by the Company and the Stock Certificate Questionnaire and the Registration Statement Questionnaire, attached to this Agreement as Appendices I and II, for use in preparation of the Registration Statement (as defined in Section 7.3 below), and the answers to the Questionnaires are true and correct as of the date of this Agreement and will be true and correct as of the effective date of the Registration Statement; provided that the Purchaser shall be entitled to update such information by providing notice thereof to the Company before the effective date of such Registration Statement.

(u) The Purchaser has, in connection with its decision to purchase the Shares, relied solely upon the Company Documents, the Offering Documents and the representations and warranties of the Company contained in this Agreement.

(v) The Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities
Act.

(w) The Purchaser represents and warrants to and covenants with the Company that Purchaser has not engaged and will not engage in any short sales of the Company's Common Stock prior to the effectiveness of the Registration Statement, except to the extent that any such short sale is fully covered by shares of Common Stock of the Company other than the Shares.

(x) The Purchaser understands that nothing in this Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

5.2      Resales of Shares

(y) The Purchaser hereby covenants with the Company not to make any sale of the Shares without satisfying the requirements of the Securities Act and the Rules and Regulations, including, in the event of any resale under the Registration Statement, the prospectus delivery requirements under the Securities Act, and the Purchaser acknowledges and agrees that such Shares are not transferable on the books of the Company pursuant to a resale under the Registration Statement unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by a separate officer's certificate

(i)      in the form of Appendix III to this Agreement;

(ii) executed by an officer of, or other authorized person designated by, the Purchaser; and

(iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement and (B) the requirement of delivering a current prospectus has been satisfied.

(z) The Purchaser acknowledges that there may occasionally be times when the Company determines the use of the prospectus forming a part of the Registration Statement (the "Prospectus," as further defined in Section 7.3.1 below) should be suspended until such time as an amendment or supplement to the Registration Statement or the Prospectus has been filed by the Company and any such amendment to the Registration Statement is declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Shares pursuant to the Prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the suspension of the use of the Prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to the Prospectus. The Company may, upon written notice to the Purchaser, suspend the use of the Prospectus for up to forty-five (45) days in the aggregate in any 365-day period based on the reasonable determination of the Company's Board of Directors that there is a significant business purpose for such determination, such as pending corporate developments, public filings with the Commission or similar events. The Company shall in no event be required to disclose the business purpose for which it has suspended the use of the Prospectus if the Company determines in its good faith judgment that the business purpose should remain confidential. In addition, the Company shall notify the Purchaser (i) of any request by the Commission for an amendment or any supplement to such Registration Statement or any related prospectus, or any other information request by any other governmental agency directly relating to the offering, and (ii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or of any order preventing or suspending the use of any related prospectus or the initiation or threat of any proceeding for that purpose.

(aa) The Purchaser further covenants to notify the Company promptly of the sale of any of its Shares, other than sales pursuant to a Registration Statement contemplated in Section 7 of this Agreement or sales upon termination of the transfer restrictions pursuant to Section 7.4 of this Agreement.

5.3 Due Execution, Delivery and Performance The Purchaser represents, warrants and agrees, on its own behalf, that:

(bb) this Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

(cc) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and the fulfillment of the terms of this Agreement have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Purchaser pursuant to, any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other instrument or agreement to which the Purchaser is a party or by which it may be bound, or to which any of the property or assets of the Purchaser is subject, nor will such action result in any violation of the provisions of the charter or bylaws or other constitutive documents of the Purchaser or any applicable statute, law, rule, regulation, ordinance, decision, directive or order.

6.       Survival of Representations, Warranties and Agreements.

         Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser in this Agreement and in the certificates for the Shares delivered pursuant to this Agreement shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased by the Purchaser and the payment therefor, for a period not to exceed two (2) years.

7.       Form D Filing; Registration; Compliance with the Securities Act;
Covenants

7.1      Form D Filing; Registration of Shares

7.1.1    Registration Statement; Expenses

         The Company shall:

(dd) file in a timely manner a Form D relating to the sale of the Shares under this Agreement, pursuant to Securities and Exchange Commission Regulation D.

(ee) as soon as practicable after the Closing Date, but in no event later than the thirtieth (30th) day following the Closing Date, prepare and file with the Commission a Registration Statement on Form S-3 or on any other appropriate form for the registration of the resale of the Shares by the Purchaser relating to the sale of the Shares by the Purchaser from time to time on the Nasdaq National Market (or the facilities of any national securities exchange on which the Company's Common Stock is then traded) or in privately negotiated transactions (the "Registration Statement");

(ff) subject to receipt of necessary information from the Purchaser, use its best efforts to cause the Commission to notify the Company of the Commission's willingness to declare the Registration Statement effective on or before 90 days after the date of the filing thereof by the Company with the Commission pursuant to clause (b) above;

(gg) notify the Purchaser promptly upon the Registration Statement, or any post-effective amendment thereto, being declared effective by the Commission;

(hh) provide to the Purchaser any information required to permit the sale of the Shares under rule 144A of the Securities Act;

(ii) prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus (as defined in Section 7.3.1 below) and take such other action, if any, as may be necessary to keep the Registration Statement effective until the earlier of (i) two years after the effective date of the Registration Statement, (ii) the date on which the Shares may be resold by the Purchaser without registration or without regard to any volume limitations by reason of Rule 144 under the Securities Act or any other rule of similar effect or (iii) all of the Shares have been sold pursuant to the Registration Statement or Rule 144 under the Securities Act or any other rule of similar effect;

(jj) promptly furnish to the Purchaser with respect to the Shares registered under the Registration Statement such reasonable number of copies of the Prospectus, including any supplements to or amendments of the Prospectus, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser;

(kk) during the period when copies of the Prospectus are required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations promulgated thereunder;

(ll) file documents required of the Company for customary Blue Sky clearance in all states requiring Blue Sky clearance; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

(mm) bear all expenses in connection with the procedures in paragraphs (a) through (f) of this Section 7.1.1 and the registration of the Shares pursuant to the Registration Statement, including legal fees and expenses (whether external or internal) of up to $15,000 in the aggregate of the Purchaser, but not including any fees and expenses of any other advisers to the Purchaser or brokerage fees and commissions incurred by the Purchaser.

7.1.2    Delay in Effectiveness of Registration Statement

         In the event that the Registration Statement is not declared effective by the date (the "90-Day Date") that is 90 days after the date of the filing of the Registration Statement with the Commission pursuant to Section 7.1.1(b) above, the Company shall pay to the Purchaser liquidated damages in an amount equal to 0.25% of the total purchase price of the Shares purchased by the Purchaser pursuant to this Agreement for each week after the 90-Day Date that the Registration Statement is not declared effective.

7.2      Transfer of Shares After Registration

         The Purchaser agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 7.1 or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

7.3      Indemnification

         For the purpose of this Section 7.3, the term "Registration Statement" shall include any preliminary or final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in
Section 7.1.

7.3.1    Indemnification by the Company

         The Company agrees to indemnify and hold harmless the Purchaser and each person, if any, who controls the Purchaser within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which the Purchaser or such controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations under this Agreement or under law, and will reimburse the Purchaser and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by the Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement of the Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use in the Registration Statement or the Prospectus, or (ii) the failure of the Purchaser to comply with the covenants and agreements contained in Sections 5.2 or 7.2 of this Agreement respecting resale of the Shares, or
(iii) the inaccuracy of any representations made by the Purchaser in this Agreement or (iv) any untrue statement or omission of a material fact required to make such statement not misleading in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser before the pertinent sale or sales by the Purchaser.

7.3.2    Indemnification by the Purchaser

         The Purchaser will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Purchaser, which consent shall not be unreasonably withheld) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure on the part of the Purchaser to comply with the covenants and agreements contained in Sections 5.2 or 7.2 of this Agreement respecting resale of the Shares or (ii) the inaccuracy of any representation made by the Purchaser in this Agreement or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement to the Registration Statement or Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein; provided, however, that the Purchaser shall not be liable for any such untrue or alleged untrue statement or omission or alleged omission of which the Purchaser has delivered to the Company in writing a correction before the occurrence of the transaction from which such loss was incurred; and the Purchaser will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

7.3.3    Indemnification Procedure

(nn) Promptly after receipt by an indemnified party under this Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, promptly notify the indemnifying party in writing of the claim; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 7.3 or to the extent it is not prejudiced as a result of such failure.

(oo) In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless:

(i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party representing all of the indemnified parties who are parties to such action) or

(ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. Notwithstanding the provisions of this Section 7.3, the Purchaser shall not be liable for any indemnification obligation under this Agreement in excess of the amount of gross proceeds received by the Purchaser from the sale of the Shares.

7.3.4    Contribution

         If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to in this Agreement, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to in this Agreement:

(a) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the placement of Common Stock or

(b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.

         The respective relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the amount paid by the Purchaser to the Company pursuant to this Agreement for the Shares purchased by the Purchaser that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the amount the Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by the Purchaser from such sale. The relative fault of the Company and the Purchaser shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation or warranty relates to information supplied by the Company or by the Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in
Section 7.3.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 7.3.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this Section 7.3.4; provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under Section 7.3 for purposes of indemnification. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, the Purchaser shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

7.4      Termination of Conditions and Obligations

         The restrictions imposed by Section 5 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares upon the passage of two years from the effective date of the Registration Statement covering the Shares or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

7.5      Information Available

         So long as the Registration Statement is effective covering the resale of Shares owned by the Purchaser, the Company will furnish to the Purchaser:

(c) as soon as practicable after available (but in the case of the Company's Annual Report to Shareholders, within ninety (90) days after the end of each fiscal year of the Company), one copy of:

(i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants);

(ii) if not included in substance in the Annual Report to Shareholders, its Annual Report on Form 10-K;

(iii) if not included in substance in its Quarterly Reports to Shareholders, its quarterly reports on Form 10-Q; and

(iv) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits);

(d) Upon the request of the Purchaser, a reasonable number of copies of the Prospectus to supply to any other party requiring the Prospectus.

7.6      Rule 144 Information

         For two (2) years after the date of this Agreement, the Company shall file all reports required to be filed by it under the Securities Act, the Rules and Regulations and the Exchange Act and shall take such further action to the extent required to enable the Purchaser to sell the Shares pursuant to Rule 144 under the Securities Act (as such rule may be amended from time to time).

7.7      Stock Option Pricing and Other Matters

         The Company shall use commercially reasonable efforts to adopt by all necessary corporate action, including, but not limited to, any required approval of the Company's shareholders, by not later than the annual meeting of shareholders to be held in June 2001, amendments to the Company's stock option plans (with respect to clause (a) below) and, within thirty days of the Closing Date, the Company's bylaws (the "Stock Option Plan and Option Bylaw Amendments") to provide that unless approved by the holders of a majority of the shares present and entitled to vote at a duly convened meeting of the Company's shareholders:

(e) The Company shall not grant any stock options with an exercise price that is less than 100% of the fair market value of the underlying stock on the date of grant or reduce the exercise price of any outstanding stock option granted under any existing or future stock option plan; and

(f) The Company shall not (i) sell or issue any security of the Company convertible, exercisable or exchangeable into shares of Common Stock, for a conversion, exercise or exchange price per share which is subject to adjustment based on the market price of the Common Stock at the time of conversion, exercise or exchange of such security into Common Stock; or (ii) enter into any equity line or similar agreement or arrangement, or any agreement to sell Common Stock at a price which is fixed after the date of the agreement, whether or not based on any predetermined price-setting formula or calculation method.

         Such Stock Option Plan and Bylaw Amendments shall further provide that the provisions thereof required by the foregoing clauses may not be amended or repealed without the affirmative vote of the holders of a majority of the shares of the Company present and entitled to vote at a duly convened meeting of the Company's shareholders. Upon such adoption of the Stock Option Plan and Bylaw Amendments by the Company's shareholders, the Company shall promptly furnish a copy of such amendments to each Purchaser.

         The Company agrees that, prior to the adoption of the Stock Option Plan and By-law Amendments by all necessary corporate action of the Company as described above, the Company shall not engage in any of the actions prohibited by (a) and (b) above.

8.       Broker's Fee

         The Purchaser acknowledges that the Company intends to pay to the Placement Agent a fee in respect of the sale of the Shares to the Purchaser. Each of the parties to this Agreement hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser. The Company shall indemnify and hold harmless the Purchaser from and against all fees, commissions or other payments owing by the Company to the Placement Agent or any other person or firm acting on behalf of the Company hereunder.

9.       Notices

         All notices, requests, consents and other communications under this Agreement shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be delivered as addressed as follows:

(g)      if to the Company, to:

                           KVH Industries, Inc.
                           50 Enterprise Center
                           Middletown, RI  02840
                           Facsimile: (401) 849-0045
                           Attn:  President

                           with a copy to:

                           Foley, Hoag & Eliot LLP
                           One Post Office Square
                           Boston, MA  02109
                           Facsimile (617) 832-7000
                           Attn:  Adam Sonnenschein, Esq.

or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

(h) if to the Purchaser, to the address set forth on Schedule A hereto or to such other person at such other place as the Purchaser shall designate to the Company in writing.

         Such notice shall be deemed effectively given upon confirmation of receipt by facsimile, one business day after deposit with such overnight courier or three days after deposit of such registered or certified airmail with the U.S. Postal Service, as applicable.

10.      Modification; Amendment

         This Agreement may not be modified or amended with respect to the Purchaser except pursuant to an instrument in writing signed by the Company and the Purchaser.

11.      Termination  [Reserved]


12.      Expenses

         Each party to this Agreement shall pay its own fees and expenses incident to the negotiation, preparation and execution of this Agreement and related documents (including legal and accounting fees and expenses). Notwithstanding the foregoing, the Company agrees to pay each Purchaser an amount not to exceed $5,000 for all expenses reasonably incurred by the Purchaser in connection with the transactions contemplated by this Agreement, including expenses for attorneys, consultants and travel.

13.      Headings

         The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

14.      Severability

         If any provision contained in this Agreement should be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not in any way be affected or impaired thereby.

15.      Governing Law

         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and the federal law of the United States of America.

16.      No Conflicts of Interest

         The Company represents, warrants and covenants that, to the best of its knowledge, no officer or employee of the Purchaser has or will receive, directly or indirectly, a personal interest in the Company or its property or anything of substantial economic value for his or her private benefit from the Company, or anyone acting on its behalf, in connection with the investment made pursuant to this Agreement.

17.      Counterparts

         This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party to this Agreement and delivered to the other parties.



                            [Signature pages follow]

         In Witness Whereof, the parties to this Agreement have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                KVH Industries, Inc.



                                by:   /s/ Martin Kits van Heyningen

                                Name:    Martin Kits van Heyningen

                                Its:     President/CEO

         In Witness Whereof, the parties to this Agreement have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                            State of Wisconsin Investment Board



                            By:

                            Name:

                            Title:

                                   Schedule A

                        Purchaser             Shares            Purchase Price

State of Wisconsin Investment Board          307,690              $1,999,985

                                    Exhibit A


                                                     April ?, 2001


[Purchaser]




Ladies and Gentlemen:

         We have acted as counsel for KVH Industries, Inc., a Delaware corporation (the "Company"), in connection with the issuance and sale to you of 307,690 shares of the Company's Common Stock (the "Shares") pursuant to the Common Stock Purchase Agreement dated as of April ?, 2001 between the Company and you (the "Agreement"). We are rendering this opinion pursuant to Section 3(d)(iii) of the Agreement. Except as otherwise defined herein, capitalized terms used but not defined herein have the respective meanings given to them in the Agreement.

         In connection with this opinion, we have examined and relied upon the representations and warranties as to factual matters contained in and made pursuant to the Agreement by the various parties and originals or copies certified to our satisfaction, of such records, documents, certificates, opinions, memoranda and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below. Where we render an opinion "to the best of our knowledge" or concerning an item "known to us" or our opinion otherwise refers to our knowledge, it is based solely upon the actual knowledge of attorneys within this firm who perform legal services for the Company.

         In rendering this opinion, we have assumed the genuineness and authenticity of all signatures (whether original or photostatic), the authenticity of all documents submitted to us as originals; the conformity to originals of all documents submitted to us as certified or photostatic copies; the accuracy, completeness and authenticity of certificates of public officials; and the due authorization, execution and delivery of all documents (except the due authorization, execution and delivery by the Company of the Agreement), where authorization, execution and delivery are prerequisites to the effectiveness of such documents. We have also assumed that all individuals executing and delivering documents had the legal capacity to so execute and deliver; that you have received all documents you were to receive under the Agreement; and that the Agreement is an obligation binding upon you. In rendering this opinion we have also assumed that there are no extrinsic agreements or understandings among the parties to the Agreement that would modify or interpret the terms of the Agreement or the respective rights or obligations of the parties thereunder.

         No opinion is given herein as to the availability of any specific or equitable relief of any kind, as to the enforceability of any particular remedy provided in the Agreement, or as to the extent to which any provision of the Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, usury, marshaling, public policy or other laws affecting the rights of contractual parties generally or by the application of general principles of equity (whether applied by a court of law or in equity). We express no opinion concerning the provisions of any agreement purporting to provide indemnification to any person for violation of federal or state securities laws or concerning compliance with federal, state or foreign securities laws.

         Our opinion expressed in paragraph 1, with respect to the existence, good standing and qualification of the Company, is based solely upon a certificate of the Secretary of State of the State of Delaware as to the valid existence and corporate good standing of the Company and a certificate of the Company's Chief Financial Officer as to the qualification of the Company to do business in Rhode Island. We express no opinion as to the tax good standing of the Company.

         Our opinion is expressed only with respect to the federal laws of the United States of America, the laws of The Commonwealth of Massachusetts and the General Corporation Law of the State of Delaware. We express no opinion as to whether the laws of any particular jurisdiction apply, and no opinion to the extent that the laws of any jurisdiction other than those identified above are applicable to the subject matter hereof. We are not rendering any opinion as to compliance with any antifraud law, rule or regulation relating to securities, or to the sale or issuance thereof. We express no opinion as to compliance with the Blue Sky or other state securities laws of any state other than the State of Wisconsin. Our opinion with respect to compliance with Blue Sky laws of the State of Wisconsin is based solely on our review of The Wisconsin Uniform Securities Law published in the CCH Blue Sky Reporter.

         On the basis of the foregoing, in reliance thereon and with the foregoing qualifications, we are of the opinion that:

         1. The Company is validly existing in good standing under the laws of the State of Delaware. The Company is qualified to do business as a foreign corporation and is in good standing in the State of Rhode Island. The Company has the requisite corporate power to own or lease its property and assets and to conduct its business as currently conducted.

         2. The execution, delivery and performance of the Agreement have been duly authorized by all necessary corporate action on the part of the Company, its directors and stockholders. The Agreement has been duly executed and delivered on behalf of the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

         3. The sale, issuance and delivery of the Shares have been duly authorized by all necessary corporate action on the part of the Company. When issued, delivered and paid for in accordance with the terms of the Agreement, the Shares will be validly issued, fully paid and nonassessable and free of any pre-emptive or similar rights.

         4. Except as set forth in the Agreement, to our knowledge, there is no action, proceeding or investigation pending against the Company which could reasonably be anticipated to result, either individually or in the aggregate, in any material adverse change in the assets, financial condition or operations of the Company, or which questions the validity or enforceability of, or seeks to enjoin or invalidate, the Agreement or any action to be taken by the Company in connection therewith.

         5. Assuming the accuracy of the representations and warranties of the Purchaser set forth in Section 5 of the Agreement, the offer and sale of the Shares by the Company to the Purchaser is exempt from the registration requirements of the Securities Act of 1933, as amended, subject to timely filing of a Form D pursuant to Securities and Exchange Commission Regulation D.

         6. The execution, delivery and performance of the Agreement by the Company and the consummation of the sale, issuance and delivery of the Shares by the Company as contemplated therein do not violate any provisions of the Company's Certificate of Incorporation or Bylaws, or any "material agreement" (as defined below) to which the Company is a party, or any provision of any applicable law, statute, rule or regulation, including any regulation of the National Association of Securities Dealers, Inc. (the "NASD"). For purposes of this paragraph 6, "material agreement" shall mean any agreement filed by the Company with the Securities and Commission pursuant to the Exchange Act or the Rules and Regulations.

         7. All consents, approvals, authorizations, or orders of, and filings, registrations and qualifications with or required by any regulatory or governmental body or authority in the United States, including the NASD, necessary for the issuance by the Company of the Shares as contemplated by the Agreement have been made or obtained, except for (i) the filing of a Form D pursuant to Securities and Exchange Commission Regulation D, (ii) compliance with the securities and Blue Sky laws in the states in which Shares are sold,
(iii) the filing of the Registration Statement as contemplated by Section 7 of the Agreement, and (iv) the filing of a notification for the listing of Shares with The Nasdaq Stock Market, Inc..

         This opinion is intended solely for your benefit and is not to be made available to or be relied upon by any other person, firm, or entity without our prior written consent. We assume no obligation to update such opinions to reflect any facts or circumstances which may hereafter come to our attention or any changes in the law which may hereafter occur.

                                           Very truly yours,


                                           FOLEY, HOAG & ELIOT  LLP



                                           By:_________________________
                                                A Partner

                                   Appendix I

                              KVH INDUSTRIES, INC.

                         STOCK CERTIFICATE QUESTIONNAIRE


         Pursuant to Sections 3 of the Agreement, please provide us with the following information:

1. The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)).
         You may use a nominee name if appropriate:

         ----------------------------------

2. The relationship between the Purchaser of the Shares and the Registered Holder listed in response to item 1 above:
         ----------------------------------

3.       The mailing address of the Registered Holder listed in response to item 1 above:

         ===================================
         ===================================

4. The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:

         -----------------------------------

                                   Appendix II

                              KVH INDUSTRIES, INC.

                      REGISTRATION STATEMENT QUESTIONNAIRE



         In connection with the preparation of the Registration Statement, please provide us with the following information:

1. Pursuant to the "Selling Shareholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

         -------------------------------------------------------

2. Please provide the number of shares of KVH Industries, Inc. Common Stock that you or your organization will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:

         -------------------------------------------------------

3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

                  _____ Yes         _____ No

         If yes, please indicate the nature of any such relationships below:

                                  Appendix III

                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE



         The undersigned, an officer of, or other person duly authorized by


------------------------------------------------------------------------------
              [fill in official name of individual or institution]

hereby certifies that he/she/it is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on ________________, 200__ in accordance with Registration Statement number ________________, and complied with the requirement of delivering a current prospectus in connection with such sale.

Print or Type:

Name of Purchaser (Individual or Institution):


----------------------------------------------------------------------------
Name of Individual representing Purchaser (if an Institution)


-----------------------------------------------------------------------

Title of Individual representing Purchaser (if an Institution):


------------------------------------------------------------------------
Signature:

Individual Purchaser or Individual representing Purchaser:


-------------------------------------------------------------------------